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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: FEBRUARY 21, 2003



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                         0-22717                   22-3265462
---------------             -----------------------     -------------------
(STATE OR OTHER             (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.     OTHER EVENTS.

                  On February 21, 2003, Acorn Products, Inc. (the "Company") issued a press release announcing that stockholders owning 92.5% of the Company's common stock have entered into agreements providing for the "short-form" merger of Acorn Merger Corporation with and into the Company. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit No.                           Description

            99.1 Press Release, dated February 21, 2003, entitled "Acorn Products Announces Going Private Transaction."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ACORN PRODUCTS, INC.


Date: February 21, 2003            By:        /s/John G. Jacob
                                      ------------------------------------
                                         John G. Jacob, Vice President and
                                         Chief Financial Officer

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                                  EXHIBIT INDEX


         Exhibit No.                              Description

            99.1 Press Release, dated February 21, 2003, entitled "Acorn Products Announces Going Private Transaction."